Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 8, 2021 and effective as of November 9, 2021 (the “Effective Date”), between RingCentral, Inc., a Delaware corporation (the “Company”), and Searchlight II MLN, L.P. (the “Investor”).

WHEREAS, the Investor and the Company have entered into that certain Investment Agreement, (the “Investment Agreement”), pursuant to which the Investor is purchasing an aggregate of 200,000 shares (the “Preferred Shares”) of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series A Preferred Stock”); and

WHEREAS, the parties desire to enter into this Agreement to provide for certain rights and obligations of the parties following the consummation of the transactions contemplated by the Investment Agreement and the other Transaction Documents.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Registration Rights.

(a) Shelf Registration.

(i) Filing. The Company shall file at least 180 days prior to the expiration of the Lock-Up Period (or if a later time for filing is requested by the Investor, at such later time) a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) (it being agreed that the Form S-3 Shelf shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) or, if the Company is ineligible to use a Form S-3 Shelf, a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf” and, together with the Form S-3 Shelf (and any Subsequent Shelf Registration), the “Shelf”) covering the resale of the Registrable Securities on a delayed or continuous basis. If such Shelf is not immediately effective, the Company shall use reasonable best efforts to cause the Shelf to promptly be declared or otherwise become effective under the Securities Act (and in any event such Shelf shall be effective before the expiration of the Lock-Up Period).

(ii) Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale from time to time by the Investor thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the

Company shall use reasonable efforts to cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer). Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on Form S-1.

(iii) The Shelf shall provide for the resale of Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Investor. The Company shall use reasonable efforts to keep the Shelf continuously effective and usable until there are no longer any Registrable Securities and maintain the Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf effective and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf (including any Subsequent Shelf Registration that is a Form S-1 Shelf) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3. At any time and from time to time after the Shelf has been declared effective by the SEC, the Investor may request to sell all or any portion of its Registrable Securities in an offering or sale that is registered pursuant to the Shelf (each, a “Shelf Takedown”).

(iv) Requests for Underwritten Shelf Takedowns. All requests for Shelf Takedowns that the Investor elects to take the form of an underwritten offering (each, an “Underwritten Shelf Takedown”) shall be made by giving written notice to the Company (the “Underwritten Shelf Takedown Notice”). Notwithstanding anything to the contrary in this Agreement, the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include either (x) securities with a total offering price (before deduction of underwriting discounts) reasonably expected to exceed $50,000,000 or (y) all remaining Registrable Securities. Each Underwritten Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Investor shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the delivery of any Underwritten Shelf Takedown Notice, all determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown shall be at the discretion of the Investor. Notwithstanding the foregoing, the Investor shall be entitled to effectuate no more than two (2) Underwritten Shelf Takedowns pursuant to this Agreement.

(v) Requests for Non-Underwritten Shelf Takedowns. If the Investor desires to effect a Shelf Takedown that does not constitute an Underwritten Shelf Takedown (a “Non-Underwritten Shelf Takedown”), the Investor shall so indicate in a written request delivered to the Company no later than five (5) Business Days prior to the expected date of such Non-Underwritten Shelf Takedown (or such shorter period as the Company may agree), which request shall include (i) the aggregate number and class or classes of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown, (ii) the expected plan of distribution of such Non-Underwritten Shelf Takedown and (iii) the action or actions required (including the timing thereof) in connection with such Non-Underwritten Shelf Takedown, and, if necessary, the Company shall use its reasonable best efforts to file and effect an amendment or supplement to its Shelf for such purpose as soon as is reasonably practicable.

(b) Company Undertakings. Whenever Registrable Securities are registered or sold pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

(i) at least ten (10) days but no more than fifteen (15) days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Investor copies of all such documents, other than exhibits or documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Investor and provide a reasonable opportunity for review and comment on such documents by the Investor (with respect to information regarding the Investor or the intended plan of distribution);

(ii) use its commercially reasonable efforts to remain a Well-Known Seasoned Issuer (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act));

(iii) notify the Investor in writing of the effectiveness of each Registration Statement and prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities have been sold under such Registration Statement or have otherwise ceased to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) furnish to the Investor, and the managing underwriters, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Entity relating to such offer;

(v) use all reasonable efforts (x) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests, (y) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (z) to do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by it (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vi) notify the Investor and its counsel and the managing underwriters on a timely basis: (x) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of the Investor, the Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to the Investor, its counsel and the managing underwriters and file such supplement or amendment with the SEC so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any comments or inquiries by the SEC or any requests by the SEC or any Federal or state Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the SEC of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities (and use its reasonable efforts to obtain the lifting of any such stop order as soon as reasonably practicable) or (D) promptly upon the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (y) when each Registration Statement or any amendment thereto has been filed with the SEC and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has become effective; and (z) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement contemplated by Section 1(b)(ix) below relating to any applicable offering cease to be true and correct;

(vii) use its reasonable best efforts to cause all such Registrable Securities to be listed on the Principal Stock Exchange;

(viii) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement and deliver to such transfer agent and registrar such customary forms, legal opinions from its outside or in-house legal counsel, agreements and other documentation as such transfer agent and/or registrar so request;

(ix) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) as the Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (and, without limiting the foregoing, the Company shall as expeditiously as possible enter into an agreement with respect to indemnification and contribution in connection with an offering of the type contemplated by Section 1(h));

(x) upon reasonable notice and during normal business hours, make available for inspection and copying by the Investor and its counsel, any underwriter participating in any disposition pursuant to any Registration Statement or Shelf Takedown, and any other attorney, accountant or other agent retained by the Investor or underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in any due diligence sessions reasonably requested by the Investor, underwriter, attorney, accountant or agent in connection with such Registration Statement or Shelf Takedown, as applicable; provided that recipients of such financial and other records and pertinent corporate documents agree in writing to keep the confidentiality thereof pursuant to a written agreement reasonably acceptable to the Company and the applicable underwriter (which shall contain customary exceptions thereto);

(xi) permit the Investor and its counsel, any underwriter participating in any disposition pursuant to a Registration Statement, and any other attorney, accountant or other agent retained by the Investor or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement and any Prospectus supplements relating to a Shelf Takedown;

(xii) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any security included in such Registration Statement for sale in any jurisdiction, the Company shall use all reasonable efforts promptly to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (y) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;

(xiii) obtain and furnish to the Investor a signed counterpart of (w) a customary cold comfort and bring down letter from the Company’s independent public accountants, (x) a customary legal opinion of counsel to the Company addressed to the relevant underwriters and/or the Investor, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters and/or the Investor reasonably request, (y) a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters and/or the Investor, and (z) customary certificates executed by authorized officers of the Company as may be requested by the Investor or any underwriter of such Registrable Securities included in such Shelf Takedown;

(xiv) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Investor, which Free Writing Prospectuses or other materials shall be subject to the review of its counsel;

(xv) provide or maintain a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;

(xvi) promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriters of the securities being sold, (x) when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective and (y) of any written comments by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(xvii) prepare and file with the SEC such amendments and supplements to each Registration Statement as (A) reasonably requested by the Investor (to the extent such request related to information relating to it) or (B) may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder, and if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act; (w) cause the related Prospectus to be supplemented by any required

Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (x) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; (y) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the SEC or any Federal or state Governmental Entity; and (z) respond promptly to any comments received from the SEC and request acceleration of effectiveness promptly after it learns that the SEC will not review the Registration Statement or after it has satisfied comments received from the SEC;

(xviii) cooperate with the Investor and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including using all reasonable efforts to obtain FINRA’s pre-clearance and pre-approval of the Registration Statement and applicable Prospectus upon filing with the SEC;

(xix) within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(xx) if requested by the Investor or the managing underwriters, promptly include in a Prospectus supplement or amendment such information as the Investor or managing underwriters may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;

(xxi) in the case of certificated Registrable Securities, cooperate with the Investor and the managing underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from the Investor that the Registrable Securities represented by the certificates so delivered by the Investor will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Investor or managing underwriters may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities; and

(xxii) use its reasonable efforts to take all other actions necessary or customarily taken by issuers to effect the registration of, and its reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.

(c) Registration Expenses. All Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Investor.

(d) Indemnification and Contribution.

(i) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor and its Affiliates, directors, officers, employees, members, managers and agents and each Person who controls the Investor within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any losses, claims, expenses, damages and liabilities of whatever kind (including legal or other expenses reasonably incurred in connection with investigating, preparing or defending same and the cost of enforcing any right to indemnification hereunder) (collectively, “Losses”) to which they or any of them may become subject insofar as such Losses (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal Law, any state or foreign securities Law, or any rule or regulation promulgated under of the foregoing Laws, relating to the offer or sale of the Registrable Securities, and in any such case, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such Loss, claim, damage, liability, action or investigation (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion therein, including any notice and questionnaire. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii) Indemnification by the Investor. The Investor agrees to indemnify and hold harmless the Company and each of its Affiliates, directors, employees, members, managers and agents and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any and all Losses to which they or any of them may become subject insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Investor Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information relating to the Investor furnished to the Company by or on behalf the Investor specifically for inclusion therein; provided, however, that the total amount to be indemnified by the Investor pursuant to this Section 1(d)(ii) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by the Investor in the offering to which such Registration Statement or Prospectus relates; provided, further, that the Investor shall not be liable in any case to the extent that prior to the filing of any such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto, it has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company. This indemnity agreement will be in addition to any liability which the Investor may otherwise have.

(iii) Notification. If any Person shall be entitled to indemnification under this Section 1(d) (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this Section 1(d)(iii)) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Section 1(d) only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 1(d) shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the

Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Section 1(d) shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

(iv) Contribution. If the indemnification provided for in this Section 1(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Section 1(d), the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 1(d)(iv) was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 1(d)(iv). Notwithstanding the foregoing, the amount the Investor will be obligated to contribute pursuant to this Section 1(d)(iv) will be limited to an amount equal to the net proceeds received by the Investor in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Rule 144. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (x) make and keep available such information as is necessary to make Rule 144 available with respect to resales of the Registrable Securities under the Securities Act, at all times, (y) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act and (z) take such further action as the Investor may reasonably request, all to the extent required from time to time to enable it to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time. Upon the reasonable request of the Investor, the Company will deliver to it a written statement as to whether it has complied with such requirements, and, if not, the specific reasons for non-compliance. The Company shall, in connection with any request by the Investor in connection with a sale, transfer or other disposition by the Investor of any Registrable Securities (whether pursuant to Rule 144 or in a registered offering) either currently or with unspecified timing, to promptly (and in no event longer than five (5) Business Days after such request) (i) cause the removal of any restrictive legend or similar restriction on the Registrable Securities, and, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of the Company’s transfer agent for such number of shares and registered in such names as the Investor may reasonably request and (ii) provide a customary opinion of counsel and instruction letter required by the Company’s transfer agent.

(f) Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the Investor shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Investor, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than 75 days, determined in good faith by the Board to be necessary for such purpose; provided that such right to delay or suspend shall be exercised by the Company not more than two times, which may be consecutive, in any 12-month period, but shall not be for more than 120 days in the aggregate in any 12-month period. In the event the Company exercises its rights under the preceding sentence, the Investor agrees to suspend, immediately upon their receipt of the notice referred to above, its use of the Prospectus relating to any sale or offer to sell Registrable Securities. The Company shall immediately notify the holders of Registrable Securities of the expiration of any period during which it exercised its rights under this Section 1(f).

(g) Restrictions on Transfer. In connection with any underwritten offering of equity securities of the Company (other than an offering pursuant to this Agreement), the Investor agrees that it shall not, and it shall cause its Affiliates not to, transfer any equity securities of the Company, or any rights or interests therein, without the prior written consent of the Company, during the seven days prior to and the 90-day period beginning on the date of pricing of such offering, except in the event the underwriter managing the offering otherwise agrees by written consent. The Investor agrees to execute a customary lock-up agreement in favor of the underwriters of such offering to such effect. The Investor’s obligations under the foregoing provisions of this Section 1(g) shall only apply for so long as the Investor (together with its Affiliates) holds at least 5% of the issued and outstanding shares of Common Stock (calculated on an as converted basis). The Investor shall not be required to enter into any restriction on transfer under this Section 1(g) unless the Company’s shareholders holding more than 5% of the Common Stock and its officers and directors agree to restrictions on transfer in connection with such offering that are at least as restrictive as those to be entered into by the Investor. In the event that the underwriter of such offering releases any other party from such restrictions on transfer prior to the expiration of such restrictions, any restrictions on transfer entered into by the Investor pursuant to this Section 1(g) shall automatically terminate.

(h) Broker-Assisted Offerings. Upon Investor’s request, any registered offering involving a broker or other banking or financial institution or intermediary shall be treated as an underwritten offering hereunder whether or not such broker or other financial institution or intermediary is acting as an underwriter in connection with such offering, in which case Investor shall have all the rights associated with underwritten offerings hereunder (and such broker or other banking or financial institution or intermediary shall be treated as an underwriter hereunder in connection with such offering (each, a “Broker-Assisted Offering”), whether or not it is acting as an underwriter) in connection with such Broker-Assisted Offering ; provided, that, notwithstanding anything to the contrary in this Agreement, the Investor shall be permitted to conduct up to one (1) Broker-Assisted Offering during each fiscal quarter; provided, further, that the Company shall not be required to provide the assistance in connection with a Broker-Assisted Offering contemplated by this Section 1(h) that is a Block Trade (as defined in the Investor Rights Agreement) unless it is executed outside of the Company’s then generally applicable blackout period with respect to sales of Company securities by the Company and its directors and officers. Upon request by the Investor, the Company shall use commercially reasonable efforts to prepare in advance of any Broker-Assisted Offering permitted hereunder and cooperate with Investor and its broker or other banking or financial institution or intermediary so that offers and sales can commence promptly after notice of the intent to undertake such Broker-Assisted Offering is received from Investor. For the avoidance of doubt, Section 1(g) shall not apply to any Broker-Assisted Offering requested by Investor.

(i) Termination. The right of Investor to request registration or inclusion of Registrable Securities in any registration pursuant to this Section 1 shall terminate upon a Change of Control.

Section 2. Definitions.

“Activist” means, as of any date of determination, any Person identified on the most recently available “SharkWatch 50” list (or, if “SharkWatch 50” is no longer available, then the prevailing comparable list as reasonably determined by the Company), or any Person who, to the knowledge of the Investor, after reasonable inquiry, is an Affiliate of such Person.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person or a member of such Person’s immediate family; provided that, with respect to the Investor and its Affiliates, “Affiliate” shall not include Searchlight Capital Partners, L.P. or any portfolio company (other than Mitel Networks (International) Limited and its Subsidiaries (collectively, the “Mitel Entities”)) or investment fund, vehicle or similar entity affiliated with Searchlight Capital Partners, L.P., other than for purposes of Section 1(d) (Indemnification and Contribution), Section 1(g) (Restrictions on Transfer), Section 8 (Specific Performance; Remedies), Section 12 (Assignment), or the definition of “Registrable Securities”; provided, further, that the Investor and its Affiliates shall be deemed not to be an Affiliate of the Company or any of its Subsidiaries and the Company and its Subsidiaries shall not be deemed to be Affiliates of the Investor or any of its Affiliates. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“beneficially own” or “beneficial ownership” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banking institutions in New York, New York or San Francisco, California are authorized or required by law, regulation or executive order to be closed.

“Certificate of Designations” means the Certificate of Designations for the Series A Preferred Stock.

“Change of Control” means any transaction or series of related transactions involving (i) any direct or indirect purchase or other acquisition by any un-Affiliated Person or the equityholders of such Person, whether from the Company or any other Person(s), of securities representing more than 50% of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person that, if consummated in accordance with its terms, would result in such Person beneficially owning more than 50% of the total outstanding voting power of the Company after giving effect to the consummation of such tender or exchange offer; (ii) any direct or indirect purchase or other acquisition by, or license or grant of other quasi-ownership or similar interest to, any Person or the equityholders of such Person of, in, or to more than 50% of (a) the consolidated assets or (b) consolidated revenues, in each case, of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or (iii) any merger, consolidation, business combination, recapitalization, reorganization, or other transaction involving the Company or any of its Subsidiaries pursuant to which any Person would hold securities representing more than 50% of the total outstanding voting power of the Company or of the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $0.0001 per share.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.

“Company” has the meaning set forth in the preamble hereto.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary Prospectus, (ii) the price to the public and the number of securities included in the offering, (iii) each Free Writing Prospectus and (iv) all other information that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Distressed Investor” means (a) any Person known by Investor, after reasonable inquiry, to be a loan to own fund, vulture fund, distressed debt fund or any other entity (including a business group within a bank or financial institution) which is established for the principal purpose of investing in, or which principally invests in, distressed debt and (b) any Person whose controlling Affiliate is known by Investor, after reasonable inquiry, to be a “Distressed Investor” under clause (a) of this sentence.

“Effective Date” has the meaning set forth in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1 Shelf” has the meaning set forth in Section 1(a)(i).

“Form S-3 Shelf” has the meaning set forth in Section 1(a)(i).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Indemnified Party” has the meaning set forth in Section 1(d)(iii).

“Indemnifying Party” has the meaning set forth in Section 1(d)(iii).

“Investment Agreement” has the meaning set forth in the recitals hereto.

“Investor” has the meaning set forth in the preamble hereto.

“Investor Rights Agreement” means that certain Investor Rights Agreement, dated as of the date hereof, by and between the Company and the Investor.

“Investor Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the Investor or used or referred to by the Investor in connection with the offering of Registrable Securities.

“Joinder” has the meaning set forth in Section 12.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, treaty, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling, published policy or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and any award, order or decision of an arbitrator or arbitration panel with jurisdiction over the parties and subject matter of the dispute.

“Lock-Up Period” means the period commencing on the Effective Date and continuing until the date that is eighteen (18) months following the Effective Date.

“Losses” has the meaning set forth in Section 1(d)(i).

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus, in the light of the circumstances under which they were made, not misleading.

“Mitel Entities” has the meaning set forth in the definition of “Affiliate”.

“Non-Underwritten Shelf Takedown” has the meaning set forth in Section 1(a)(v).

“NYSE” means the New York Stock Exchange.

“Permitted Transferee” has the meaning set forth in the Investor Rights Agreement.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity or other entity.

“Principal Stock Exchange” means the NYSE or, if the NYSE is not the principal market for the Class A Common Stock, then the principal securities exchange or securities market on which the Class A Common Stock are then traded.

“Prospectus” means the prospectus used in connection with a Registration Statement.

“Registrable Securities” means, at any time, (i) any shares of Class A Common Stock issuable or issued upon conversion of the Preferred Shares held or beneficially owned by the Investor, its Affiliates or its transferees in accordance with the Investor Rights Agreement and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities described in clause (i) above; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act; and (ii) the date on which such securities cease to be outstanding; provided, further, that Registrable Securities shall not include securities that may be resold without restriction under Rule 144.

“Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including:

(i) stock exchange, SEC, FINRA and other registration and filing fees,

(ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities),

(iii) all printing, messenger and delivery expenses,

(iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any sale of Registrable Securities pursuant to a registration),

(v) the fees and expenses incurred in connection with the listing of the Registrable Securities on the Principal Stock Exchange,

(vi) the fees and expenses incurred in connection with any “road show” for underwritten offerings, including travel expenses, and

(vii) reasonable and documented out-of-pocket fees, charges and disbursements of one counsel to the Investor, including, for the avoidance of doubt, any expenses of counsel of the Investor in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder (provided that in no event shall such fees, charges and disbursements of counsel exceed $50,000);

provided that in no instance shall Registration Expenses include Selling Expenses.

“Registration Statement” means any registration statement filed hereunder.

“Relevant Matters” has the meaning set forth in Section 7(a).

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Investor and legal expenses not included within the definition of Registration Expenses.

“Series A Preferred Stock” has the meaning set forth in the recitals hereto.

“Shelf” has the meaning set forth in Section 1(a)(i).

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” has the meaning set forth in Section 1(a)(i).

“Subsequent Shelf Registration” has the meaning set forth in Section 1(a)(ii).

“Subsidiary” has the meaning set forth in the Investment Agreement.

“Transaction Documents” means this Agreement, the Investor Rights Agreement, the Investment Agreement and the Certificate of Designations.

“Transfer” means any sale, transfer, assignment, pledge, or other disposition of (whether with or without consideration and whether voluntary or involuntary or by operation of law).

“Underwritten Shelf Takedown” has the meaning set forth in Section 1(a)(iii).

“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 1(a)(iii).

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

Section 3. Notices. All notices, requests, permissions, waivers or other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by electronic mail, or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand, by electronic mail (which is confirmed), or if mailed, three days after mailing (one (1) Business Day in the case of express mail or overnight courier service) to the parties at the following addresses (or at such other address or facsimile for a party as shall be specified by like notice).

(a)	If to the Company:

RingCentral, Inc.

20 Davis Drive

Belmont, CA 94002

Attn:     John Marlow, Chief Administrative Officer, General Counsel and Senior Vice President of Corporate Development

Email:   johnm@ringcentral.com

with a copy (which copy alone shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

United States

Attn:     Jeffrey D. Saper

Email:   jsaper@wsgr.com

and

Wilson Sonsini Goodrich & Rosati, P.C.

One Market Plaza

Spear Tower, Suite 3300

San Francisco, CA 94105

United States

Attn: Mark Baudler & Rich Mullen

Email: mbaudler@wsgr.com & rich.mullen@wsgr.com

(b)	If to the Investor:

Searchlight II MLN, L.P.

c/o Searchlight Capital Partners, L.P.

745 Fifth Avenue, 27th Floor

Attn: Nadir Nurmohamed

Email: nnurmohamed@searchlightcap.com

with a copy (which copy alone shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attn:   Steven A. Cohen

  Victor Goldfeld

Email: SACohen@wlrk.com

  VGoldfeld@wlrk.com

Section 4. Amendments, Waivers, etc. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the party against whom such amendment or waiver shall be enforced. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.

Section 5. Counterparts and Facsimile. This Agreement may be executed in two or more identical counterparts (including by facsimile or electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by facsimile, electronic transmission or otherwise) to the other parties.

Section 6. Further Assurances. Each party hereto shall execute and deliver after the Effective Date such further certificates, agreements and other documents and take such other actions as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to consummate or implement the transactions contemplated by this Agreement.

Section 7. Applicable Law; Arbitration; Jury Waiver.

(a) This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, or be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in connection with this Agreement (the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, including its statutes of limitations, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws that would result in the application of any such other law. For the avoidance of doubt, neither the U.N. Convention on Contracts for the International Sale of Goods nor any international treaties that would require the application of the laws of any jurisdiction other than the State of Delaware shall be applicable to any Relevant Matter.

(b) Any dispute, claim, or cause of action (whether based on contract, tort, or otherwise) that may result from, arise out of, be in connection with or relating to any Relevant Matters shall be finally settled by binding arbitration in New York, New York and shall be administered by the Judicial Arbitration and Mediation Services, Inc. pursuant to its Comprehensive Arbitration Rules and Procedures then in effect by three arbitrators, with each of the Company and the Investor being entitled to appoint one arbitrator, and the third arbitrator to be nominated by such first two arbitrators (or, if such an agreement is not reached, with the third arbitrator (and any other arbitrator that a party fails to appoint) being appointed in accordance with such Rules). The language of the arbitration shall be English and all written materials in connection with such arbitration, including but not limited to all pleadings and evidence, shall be in the English language. The arbitrators shall apply the laws of the State of Delaware to the merits of any such dispute, claim, or cause of action (whether in contract, tort, or statute) in accordance with Section 7(a). The arbitrators shall have the power to decide all questions of arbitrability. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding. At the request of either party, the arbitrators will enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The award must be in writing and state the reasons on which it is based. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in this Section 7(b), any party hereto may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief without breach of this Section 7(b) and without any abridgment of the powers of the arbitrators in the event of acts or breaches of this Agreement that such party believes may cause irreparable harm or with respect to which such party believes monetary damages would not provide adequate compensation.

(c) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS, OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, OR ANY OTHER RELEVANT MATTER.

(d) The arbitrators may award to the prevailing party, if any, as determined by the arbitrators, its reasonable costs and fees incurred in connection with any arbitration or related judicial proceeding hereunder. Cost and fees awarded may include, without limitation, administrative fees, arbitrator fees, attorneys’ fees, expert fees, witness fees, court costs, travel expenses, and out-of-pocket expenses (including, without limitation, such expenses as copying, telephone, facsimile, postage, and courier fees).

Section 8. Specific Performance; Remedies. The parties agree that, in the event of any breach or threatened breach by a party of this Agreement, (i) the other party shall be entitled, without proof of actual damages (and in addition to any other remedy that may be available to it), to a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) no party shall be required to provide or post any bond or other security or collateral in connection with any such decree, order or injunction or in connection with any related action or legal proceeding. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding the foregoing, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are signatories hereto, and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities hereunder or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or any representations made or alleged to be made in connection herewith or any breach of or failure to comply with this Agreement, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by or through a claim by or on behalf of the Company against the Investor or any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Law, or otherwise. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its equityholders, controlling persons, directors, officers, employees, agents or Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party in connection with this Agreement.

Section 9. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if”. All references to “$” mean the lawful currency of the United States of America. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except as specifically stated herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Except as otherwise specified herein, references to a

Person are also to its successors and permitted assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced because of any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 11. Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including any partner, member, stockholder, director, officer, employee or other beneficial owner of any party, in its own capacity as such or in bringing a derivative action on behalf of a party) shall have any standing as third-party beneficiary with respect to this Agreement or the other Transaction Documents.

Section 12. Assignment. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by either of the parties without the prior written consent of the other party, except that the Investor may transfer or assign its rights under this Agreement, in whole or in part, to one or more of its Affiliates or other Permitted Transferees at any time in connection with any Transfer thereto permitted under this Agreement or the Investor Rights Agreement; provided, that such Affiliate or other Permitted Transferee has delivered to the Company a written joinder in the form set forth in Exhibit A executed by such Person (a “Joinder”).

Section 13. Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof and thereof. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or is otherwise inconsistent with the rights granted to the Investor under this Agreement.

Section 14. Acknowledgment of Securities Laws. The Investor hereby acknowledges that it is aware, and that it will advise its Affiliates and Representatives who are provided material non-public information concerning the Company or its securities, that the United States securities Laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

Section 15. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Company:

RINGCENTRAL, INC.

By:	/s/
Name:	John Marlow
Title:	Chief Administrative Officer

Investor:

SEARCHLIGHT II MLN, L.P.

By:	/s/
Name:	Andrew Frey
Title:	Authorized Person

Exhibit A

Joinder

This Joinder to the Registration Rights Agreement (this “Joinder”) is made as of _________________, ______ by and between RingCentral, Inc., a Delaware corporation (the “Company”) and _____________________________________________ (the “Transferee”) pursuant to the terms of that certain Registration Rights Agreement, made and entered into as of November 8, 2021 and effective as of November 9, 2021, by and between the Company and Searchlight II MLN, L.P. (the “Investor”). Capitalized terms used and not otherwise defined in this Joinder shall have the respective meanings ascribed to them in the Registration Rights Agreement.

1. Effect of Execution. By execution of this Joinder, the Transferee hereby:

(a) acknowledges receipt and review of the Registration Rights Agreement;

(b) represents that he, she or it has, or has had an opportunity to, consult with legal counsel and other advisors before entering into the Registration Rights Agreement;

(c) adopts and agrees to become party to the Registration Rights Agreement and to be bound by all of the terms and conditions set forth in the Registration Rights Agreement as the “Investor” with the same force and effect as if the undersigned were originally the “Investor” party thereto; provided, that, for purposes of the definition of “Affiliate,” each reference to Searchlight Capital Partners, L.P. shall be deemed a reference to the Transferee; and

(d) further authorizes the Company and the Investor to attach this Joinder to the Registration Rights Agreement and take such other actions as necessary in order to make the undersigned a party to the Registration Rights Agreement.

2. Counterparts and Facsimile. This Joinder may be executed in two or more identical counterparts (including by facsimile or electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by facsimile, electronic transmission or otherwise) to the other parties.

3. Notice. Any notice required or permitted by the Registration Rights Agreement shall be given to the undersigned at the address listed beside the Transferee’s signature below.

4. Governing Law. This Joinder, and all rights, obligations, claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Joinder, or the negotiation, administration, performance, or enforcement of this Joinder, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, including its statutes of limitations.

[Signature page follows]

The parties hereto have executed this Joinder to the Registration Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

RINGCENTRAL, INC.

By:
Name:
Title:

TRANSFEREE:

By:
(if applicable)

Its:
(if applicable)

By:
(signature)

Name: ____________________________________
Title: _____________________________________
Address: __________________________________
___________________________________
Email: _____________________________________